UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 4, 2017

BLACK RIDGE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38226	82-1659427
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, MN 55403

(Address of Principal Executive Offices) (Zip Code)

(952) 426-1241

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 4, 2017, the Registration Statement on Form S-1 (SEC File No. 333-220516) (the “Registration Statement”) relating to the initial public offering of units of Black Ridge Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”).

On October 4, 2017, the Company entered into various agreements filed as exhibits to the Registration Statement. The Company also filed an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. The material terms of such agreements and the amended and restated certificate of incorporation are fully described in the Company’s final prospectus, dated October 4, 2017 as filed with the SEC on October 5, 2017. This Current Report on Form 8-K is being filed solely to file such executed agreements and amended and restated memorandum and articles of association.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is hereby incorporated by reference.

Item 9.01.	Financial Statement and Exhibits.
(d)	Exhibits:
Exhibit	Description
1.1	Underwriting Agreement between the Company and EarlyBirdCapital, Inc., as representative of the underwriters.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.
4.2	Rights Agreement between Continental Stock Transfer & Trust Company and the Company.
10.1	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company.
10.2	Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Company’s Initial Stockholder.
10.3	Registration Rights Agreement between the Company and the Company’s Initial Stockholder.
99.1	Press Release, dated October 4, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2017

BLACK RIDGE ACQUISITION CORP.

By:	/s/ Ken DeCubellis
Name: Ken DeCubellis
Title: Chairman & Chief Executive Officer

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